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                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made and entered into by and between J. Michael Moore (herein referred to as "Moore"), and Diversified Corporate Resources, Inc., a Texas corporation (herein referred to as the "Secured Party").

         WHEREAS, DCRI L.P. No. 2, Inc, a Texas corporation ("No. 2"), has previously entered into that certain Security Agreement (the "Prior agreement") dated January 12, 1999 for the benefit of Secured Party; and

         WHEREAS, part of the collateral to be pledged pursuant to the terms of this Security Agreement include the collateral pledge by No. 2 pursuant to the Prior Agreement; and

         WHEREAS, certain of the advances being covered by this Security Agreement were made by the Secured Party for or on behalf of No. 2; and

         WHEREAS, Moore owns substantially all of the issued and outstanding shares of capital stock of No. 2, and is responsible for some part, if not all, of the obligations of No. 2 to the Secured Party.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Moore hereby grants to Secured Party a security interest in and to the Collateral, as herein defined, and in connection therewith the parties hereby agree as follows:

         COLLATERAL. To secure payment of the "Indebtedness", as herein defined, Moore and No. 2 hereby assign, transfer and set over to Secured Party, and grant to Secured Party, a security interest in and to each of the following: (a) 25,000 shares of common stock of Secured Party which are owned by Moore and which was pledged by No. 2 pursuant to the terms of the Prior Agreement, and (b) 240 shares of common stock of More-O Corporation, a Texas corporation (the "Company"), owned by Moore.

         Both parties acknowledge that (i) Moore has delivered to secured Party two stock certificates evidencing 300 shares of common stock of the Company,
(ii) Moore has previously assigned to third parties a total of sixty (60) shares of common stock of the Company, and (iii) the Secured Party does not have a lien or security interest in or to sixty (60) shares of the common stock of the Company evidenced by the stock certificates delivered by Moore to the Secured Party.

         Both parties further acknowledge that the aforesaid 25,000 shares of common stock of Secured Party are (A) represented by stock certificate numbered 1445, and (B) such shares of common stock of Secured Party were pledged by No. 2 in January, 1999 to secure the obligations payable to Secured Party by No. 2, in connection with transactions related to one or more loans made to No. 2 by Compass Bank.

         Indebtedness. The term Indebtedness as used herein, shall mean: (a) the unpaid principal sum, accrued and unpaid interest, and other sums now or hereafter payable under the terms of the Prior Agreement, (b) all funds heretofore and hereafter paid or advanced to Moore or No. 2, or paid to any third party for the benefit of Moore or No. 2 (collectively referred to herein as the


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"Advances"), and (c) all rearrangements, increases, renewals and extensions of the Secured Notes and/or the Advances, now or hereafter existing.

REPRESENTATIONS OF MOORE. Moore represents, warrants and agrees as follows:

               (a) Except as otherwise provided herein, (i) no financing statement or other instrument of hypothecation covering the Collateral or its proceeds is on file in any public office except in favor of Secured Party, (ii) except for the security interest granted by this Security Agreement, there is no lien, security interest or encumbrance in or on the Collateral, and (iii) Moore is the true and lawful owner of the Collateral.

               (b) Moore will sign and execute alone or with Secured Party any financing statement or other document or procure any document, and pay all costs in connection therewith necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

               (c) Moore or No. 2 will pay to Secured Party all reasonable expenses (including expenses for legal services) of, or incidental to, the enforcement of any of the provisions of this Security Agreement, or incidental to the enforcement, repayment or collection of any of the Indebtedness.

         UNIFORM COMMERCIAL CODE. Except as otherwise provided herein, this Security Agreement shall constitute a valid and binding security agreement under the Uniform Commercial Code -Secured Transactions (herein called the "Code") creating in favor of Secured Party, until the Indebtedness is fully paid, a first and prior security interest in and to the Collateral. Accordingly, Moore hereby acknowledges unto Secured Party that Secured Party shall have, in addition to any and all other rights, remedies and recourses afforded to Secured Party under this Security Agreement or the Instruments, all rights, remedies and recourses afforded to secured parties by the Code.

         DEFAULT BY MOORE. There will be a default under this Security Agreement upon the happening of any of the events or conditions (herein called an "Event of Default") set forth below. Such events or conditions are as follows:

               (a) If any Indebtedness secured by this Security Agreement, either principal or interest, is not paid when due, following written notice of default and 45 days to cure,

               (b) If Moore or No 2 shall fail to comply with any of the covenants or agreements herein or in any promissory note, agreement, instrument or other document evidencing, relating to, or executed in connection with or as security for any of the Indebtedness (such as documents are herein referred to as the "Security Instruments" ). Provided, however, if there are any conflicts with respect to any provisions of this Security Agreement and the Security Instruments, the terms of the Security Instruments will govern and shall be controlling. The same notice and 45 day cure period is applicable.

               REMEDIES

               a) When an Event of Default occurs, and at any time thereafter, Secured Party may declare all or a part of the Indebtedness immediately due and payable and may proceed to


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enforce payment of same and to exercise any and all of the rights and remedies provided by the Code, as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity. Expenses of retaking, holding, preparing for sale, selling, or the like ("Collection Costs"), shall include, without limitation, Secured Party's reasonable attorneys' fees and all such expenses shall be recovered by Secured Party before applying the proceeds from the disposition of the Collateral toward the Indebtedness. All fights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any fight or remedy will not be a waiver of any other.

               (b) Secured Party, in addition to the rights and remedies provided for in the preceding subparagraph, shall have all the fights and remedies of a secured party under the Uniform Commercial Code as adopted by the state where the Collateral is located at the date of any such Event of Default, and Secured Party shall be entitled to all such other fights and remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the security interest created hereby and to resort to any remedy provided hereunder or provided by the Uniform Commercial Code as adopted in the state where the Collateral is located at the date of an Event of Default, or by any other law of such state, shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

               (c) Secured Party may remedy any default, without waiving same, or may waive any default without waiving any prior or subsequent default.

SECURED PARTY'S RIGHTS.

               (a) Subject to the condition that any assignment must be in connection with a merger on sale of all or substantially all of the assets of Secured Party, this Security Agreement, Secured Party's fights hereunder or said Indebtedness hereby secured, may be assigned from time to time, and in any such case the assignee will be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party.

               (b) No remedy herein conferred upon or reserved to Secured
Party is intended to be or shall be exclusive of any other remedy, but every remedy herein provided is cumulative and is in addition to every other remedy given hereunder or in any instrument executed in connection herewith, or now or hereafter existing at law or in equity, or by statute; and every such fight and remedy may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Secured Party to exercise any right or remedy arising from any default will impair any such fight or remedy or will be construed to be a waiver thereof or of any such default or an acquiescence therein.

         RELEASE OF SECURITY INTEREST. Upon full and complete payment of all sums owing and to be owing by Moore or No. 2 under the terms of this Security Agreement and the termination of any obligations of Moore under the Security Agreement, together with all costs incurred in connection therewith, at the request and expense of Moore, Secured Party will make, execute and deliver a reassignment of the properties assigned hereby and of the monies, revenues, proceeds, benefits and payments, if any, that may be owing upon the aforesaid Collateral to Moore but without covenant or warranty, however, of any kind or character, express or implied, and with the provisions that Secured Party will not be required or called upon to refund or account for any payments properly


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made to Secured Party which have been or may be properly applied to any
Indebtedness secured or to be secured hereby.

         VALIDITY OF SECURITY. INTEREST. No security taken hereafter 'as security for payment of any part or all of the Indebtedness shall impair in any manner or effect this Security Agreement; all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest or charge of this Security Agreement as to the Collateral not expressly released, and this Agreement shall continue as a first lien, security interest and charge on all of the Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full.

         NOTICES. Any notice, request or other document shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the following addresses, or such other address as such party may hereafter designate by written notice to all parties, which notice shall be effective as of the date of posting:

(a)    If to Secured Party:

Diversified Corporate Resources, Inc.
12801 N. Central Expressway
Suite 350
Dallas, Texas 75243
Attention: M. Ted Dillard, President

(b)      If to Moore:

J. Michael Moore
12801 N. Central Expressway
Suite 350
Dallas, Texas 75243

         TEXAS LAW. This Security Agreement and the obligations of the parties hereunder is to be interpreted, construed and enforced in accordance with the laws of the State of Texas.

         SEVERABILITY. If any provision of this Security Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Security Agreement and the application of such provisions to other persons or circumstances is not to be affected thereby and is to be enforced to the full extent permitted by law.

         SUCCESSORS AND ASSIGNS. This Security Agreement inures to the benefit of, and is binding upon, Moore and Secured Party and their respective heirs, legal representatives, successors and assigns.

         GENDER. The use of any gender herein shall include the other genders.


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         SCOPE. Nothing herein contained will in any way limit or be construed as limiting the fight of Secured Party to collect any note, item, sum or amount secured or to be secured hereby only out of the properties assigned hereby or out of the revenues, monies, proceeds, benefits and payments accruing and to accrue unto Moore, under and by virtue of said Collateral, but it is expressly understood and provided that all such Indebtedness and amounts secured and to be secured hereby are, and shall constitute, absolute and unconditional obligations of Moore to pay to Secured Party the amount provided for instruments executed in connection herewith and all agreements with reference thereto at the time and in the manner therein specified or provided. Moore agrees that Moore will, from time to time, and upon request of Secured Party, furnish satisfactory proof that the properties assigned hereby and the revenues, monies, proceeds, benefits and payments accruing and to accrue under said Collateral are free and clear of all lawful demands, claims and liens of any and all persons whomsoever.











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IN WITNESS WHEREOF, this Security Agreement is dated as of the 18th day of
September, 2000.

                                         MOORE:

                                         J. Michael Moore

                                         SECURED PARTY:

                                         Diversified Corporate Resources, Inc.


                                         M. Ted Dillard, President